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                                                                  EXHIBIT 10(15)

                              SETTLEMENT AGREEMENT

      SETTLEMENT AGREEMENT made as of April 2, 1996 by and between Winners Entertainment, Inc., a Delaware corporation formerly known as Excalibur Holding Corporation ("Winners"), and Dorothy van Haaften, a resident of Virginia ("van Haaften"):

      WHEREAS, Winners and van Haaften are parties to an Agreement and Plan of Exchange dated August 31, 1992 (the "Exchange Agreement"), which became effective on October 13, 1992, pursuant to which all the outstanding shares of common stock of Golden Palace Casinos, Inc., a Minnesota corporation ("Golden Palace") were exchanged for stock of Winners; and

      WHEREAS, van Haaften has received 209,000 shares of Winners' common stock in exchange for her 209,000 shares of Golden Palace common stock; and

      WHEREAS, Winners included 52,500 (which number should have been 52,250) of van Haaften's shares in a registration statement under the Securities Act of 1933 (registration no. 33-54556 the "Registration Statement") filed in Form S-1 or the purpose of registering 25% of the shares of Winners' stock issued in exchange for the shares of Golden Palace; and

      WHEREAS, Section 4.4(c) of the Exchange Agreement defines the term "Founder" to include van Haaften and certain other named individuals and
Section 4.4(c)(i)[3] provides that:

            [3] in connection with any underwritten public offering of [Winners] securities (other than the ExCal 1992 Convertible Oil & Gas Program) register for offer and sale 52,500 shares of [Winners] shall pay the difference between the underwritten purchase price and $6.00 per share), or

                  [a] purchased by the underwriter for the purchase price of at least $6.00 per share (if the underwritten purchase price is less than $6.00 per share, [Winners] shall pay the difference between the underwritten purchase price and $6.00 per share), or

                  [b] in the event that the prospective underwritten public offering of [Winners] securities is not closed on or before February 1, 1993, at each Founder's sole option and request, [Winners] shall purchase said 52,500 shares of [Winners] from such requesting Founder for the purchase price of $6.00 per share.

      WHEREAS, Section 4.4(b) of the Exchange Agreement provides in part that:

                  [b]   [Winners] shall, within 30 days of the Closing date,
                  file with the SEC a registration statement in appropriate form covering 25% of the [Winners] stock received by each GPC securities holder . . .; and

      WHEREAS, Section 4.4(c)(i)[2] ;of the Exchange Agreement granted van Haaften options, exercisable in increments of 10,000 per year, to purchase
50,000
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restricted shares of Winners' common stock for $.01 per share, which shares were not accorded any registration rights; and

      WHEREAS, the Registration Statement was not effective on or before February 1, 1993; and

      WHEREAS, van Haaften and Winners entered a Loan Agreement dated March 4, 1993 pursuant to which (i) van Haaften agreed to forbear from requesting that Winners repurchase her shares until after the effective date of the Registration Statement; and (ii) Winners agreed to lend and did lend van Haaften the sum of $10,000.00 without interest and without recourse except for a pledge of 1,666 shares of van Haaften's Winners stock; and

      WHEREAS, the parties wish to modify their prior agreements with respect to the repurchase of shares such that the $6 price guarantee is replaced by the issuance of additional shares of Winners' stock.

      NOW, THEREFORE, in consideration of the mutual promises contained herein, Winners and van Haaften agree as follows:

      1. ACKNOWLEDGMENT OF MUTUAL MISTAKE. Winners and van Haaften acknowledge that the number 52,500 with respect to the shares referred to in Section 4.4(c)(i)[3] in the Exchange Agreement and included in the Registration Statement appeared as a product of mutual mistake, and such number should have been 52,250.

      2. AGREEMENT TO FORBEAR. van Haaften hereby confirms that she shall forbear from asserting any alleged rights under the Exchange Agreement with respect to the repurchase of shares by Winners pending performance of this Settlement Agreement. Upon either (i) issuance and registration of the Make-Up Shares (as defined below) and issuance of any required Additional Shares; or
(ii) the execution, delivery and full payment of the promissory note referred to in Section 6 of this Agreement if required), Section 4.4(b) and 4.4(c)(i)[3], which provided for the registration of certain of van Haaften's shares of Winners stock and the repurchase of such shares at a price of $6 per share shall be deemed deleted from the Exchange Agreement and shall be of no further force or effect with respect to van Haaften.

      3. ISSUANCE OF WINNERS COMMON STOCK; REPAYMENT OF LOAN; RELEASE OF Lien. Upon execution and delivery of this Settlement Agreement, in consideration of van Haaften's entering this Agreement, Winners will cause its transfer agent to issue van Haaften 150,083 shares of Winners common stock (the "Make-Up Shares"). Upon issuance, the Make-Up Shares shall be validly issued, fully paid, and non-assessable. The certificate(s) representing the Make-Up Shares shall bear the following restrictive legends:

      1. THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR WINNERS ENTERTAINMENT, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO WINNERS ENTERTAINMENT, INC. STATING
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         THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM
         THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

      2. PURSUANT TO A SETTLEMENT AGREEMENT ENTERED BY THE ISSUER AND DOROTHY van HAAFTEN, A COPY OF WHICH IS ON FILE WITH THE ISSUER, THE ISSUER MAY REPURCHASE THESE SECURITIES AT A PRICE OF $1.50 PER SHARE AND THE HOLDER OF THESE SECURITIES MAY BE ENTITLED TO THE ISSUANCE OF ADDITIONAL SHARES.

As soon as the Make-Up Shares are registered as set forth in Section 5 below, or the federal securities laws otherwise permit the removal of the first restrictive legend, Winners will promptly direct its transfer agent to remove such legend. Further, if the right of repurchase is extinguished as set forth herein, Winners will promptly direct its transfer agent to remove the second legend.

      Further, upon execution and delivery of this Settlement Agreement, Winners shall deem the loan made pursuant to the Loan Agreement to have been paid in full and satisfied and shall return the securities pledged thereby to van Haaften.

      4. INVESTMENT REPRESENTATION.

         (a) ACCESS TO INFORMATION. van Haaften represents and warrants that she has had access to all information available to Winners concerning its condition, financial and otherwise, its management, its business and its prospects. van Haaften represents that she has received a copy of the Company's Annual Report on Form 10-k for the fiscal years ended 1993 and 1994 and Form 10-Q for the Quarters ended March 31, 1995, June 30, 1995, and September 30, 1995 (the "Disclosure Documents"). van Haaften represents that she has read the Disclosure Documents and has reviewed all available information with her legal, financial and investment advisors to the extent that she deemed such review necessary or appropriate. van Haaften acknowledges that she is aware that because of Winners' financial position and other factors, the acquisition of the common stock involves a high degree of risk.

         (b) RESTRICTED SECURITIES. van Haaften understands and acknowledges that, until registered, the shares of common stock to be issued under this Settlement Agreement are restricted securities and are being acquired by van Haaften for her own account and not on behalf of any other person and are being acquired for investment purposes and not for distribution. van Haaften represents that an investment in the common stock is a suitable investment for her, taking into consideration the restrictions on transferability affecting the common stock. The company is the only person which may register the common stock for public sale under the Securities Act of 1933 (the "Act") and state securities laws. van Haaften agrees that she will not transfer or sell the common stock without registration under the Act and any applicable state securities laws unless exemptions from such registration requirements are available.

         (c) EXEMPT TRANSACTIONS. In the event van Haaften sells any of the Make-Up Shares prior to the effective date of the registration statement in a transaction exempt from the Act's registration requirements, then Winners shall receive a credit against the Note (if such Note is required to be executed and delivered pursuant to Section 6 below) in an amount equal to the actual purchase price of such shares, up to $1.50 per share multiplied by the number of shares sold.
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      5. REGISTRATION OF SHARES. Winners will use its best efforts to cause a registration statement to become effective with the Securities and Exchange Commission by June 30, 1996 (the "Registration Statement"). Such Registration Statement shall include the Make-Up Shares, provided such inclusion is not prohibited by applicable law. If such registration statement is withdrawn prior to its effective date, then Winners will include such shares in its next registration statement. Winners' failure to register any shares required to be registered by this Settlement Agreement shall not constitute a breach of this Settlement Agreement so long as Winners shall not have registered shares after the date of this Agreement for any other selling shareholder in a registration that legally could have included van Haaften as a selling shareholder.

      6. EXECUTION OF PROMISSORY NOTE. If the Registration Statement does not become effective by June 30, 1996, for whatever reason, then Winners shall execute and deliver to van Haaften a promissory note in the form attached hereto as Exhibit A (the "Note").

      7. ISSUANCE OF ADDITIONAL SHARES. If the average closing market price of Winners' common stock for the ninety (90) trading days immediately following the effective date of the Registration Statement is less than $1.50 per share, then Winners shall issue van Haaften that number of additional shares required to satisfy the difference between $1.50 per share and such average market price (the "Additional Shares").

      8. ACKNOWLEDGMENT CONCERNING REGISTRATION RIGHTS. van Haaften hereby acknowledges that the registration rights set forth in Section 4.4(b) of the Exchange Agreement and the provisions of Section 4.4(c)(i)[3] are not cumulative and that she was not entitled to the registration of more than 25% of her Winners shares in any event. Further, van Haaften acknowledges that, except as set forth in this Agreement, she has no right to the registration of either any shares that she currently owns or could purchase through the exercise of options granted in the Exchange Agreement.

      9. REMAINING SHARES UNAFFECTED. Nothing in this Agreement shall affect van Haaften's ability to buy or sell shares of Winners stock, including but not limited to van Haaften's right to exercise options to purchase 50,000 additional shares of Winners common stock pursuant to the Exchange Agreement.

     10. RIGHT OF REPURCHASE. After the execution and delivery of the Note, Winners shall have the right to repurchase the Make-Up Shares at a price of $1.50 per share. van Haaften shall transfer and deliver the repurchased shares to Winners in a manner reasonably acceptable to Winners' counsel and transfer agent. Additionally, the amount then due on the Note shall be reduced by the repurchase proceeds. Notwithstanding the foregoing, at any time, van Haaften may, at her election, by delivering written notice to Winners, extinguish the right of repurchase, as to any or all of the Make-Up Shares. In such event, Winners will receive a credit against the Note in an amount equal to $1.50 multiplied by the number of shares as to which the right of repurchase has been extinguished.

     11. MUTUAL RELEASES. Upon either (i) registration of the Make-Up Shares or
(ii) execution and delivery of the Note, except for those obligations expressly provided for in this Settlement Agreement, Winners and van Haaften hereby forever release and discharge the other and each of the other's officers, directors, shareholders, employees, agents, affiliates, attorneys, successors, and assigns of and from any and all claims, rights, duties, obligations, debts, liabilities, damages, injuries, actions, and causes of action of every kind and nature, foreseen and unforeseen, contingent and actual, liquidated and unliquidated, suspected and unsuspected, disclosed and undisclosed, including without
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limitation all claims which either party has or might have arising from or related to the Exchange Agreement. Notwithstanding the foregoing, it is expressly agreed by the parties that van Haaften's right, if any, to indemnity or contribution arising out of van Haaften's employment by Golden Palace Casinos shall not be affected by this release or this Settlement Agreement.

     Each party acknowledges that it has been advised by experienced and knowledgeable counsel with respect to this Settlement Agreement generally and this release specifically.

     12. FURTHER DOCUMENTS. Winners and van Haaften agree to execute such further documents as may be necessary from time to time to give effect to the purposes of this Settlement Agreement.

     13. CONFLICT. To the extent this Agreement is in conflict with the terms of the Exchange Agreement, the terms of this Agreement shall control with respect to the rights of van Haaften.

     14. THIRD PARTY BENEFICIARIES. Winners and van Haaften do not intend for the terms of this Settlement Agreement to be enforceable by any third parties, other than the assignees or successors, if any, of the signatories hereto. This Agreement shall be binding on the parties, their heirs, successors, and assigns.

     15. CHOICE OF LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws off the State of Minnesota.

     16. MERGER AND INTEGRATION. This Settlement Agreement, together with the Note, if required to be executed hereunder, constitutes a single, integrated written contract expressing the entire agreement of the parties hereto with respect to the subject matter hereof. No covenants, agreements, representations or warranties of any kind have been made by any party hereto, All prior claims, discussions and negotiations have been and are merged and integrated into, and are superseded by this Settlement Agreement and the Registration Statement Agreement.

     17. NOTICES. Any notice permitted or required by this Settlement Agreement shall be by Certified U.S. Mail and shall be deemed received as of the date on which such notice is delivered by the U.S. Postal Service. Notice to the Company shall be addressed as follows:

     Edson R. Arneault, President
     Mountaineer Park, Inc.
     P.O. Box 358
     Chester, West Virginia 26034

with a copy to:

     Robert L. Ruben, Esq.
     Freer & McGarry, P.C.
     1000 Thomas Jefferson Street, N.W.
     6th Floor
     Washington, D.C.   20007

Notice to van Haaften shall be addressed as follows:
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     Ms. Dorothy van Haaften
     158 South Main Street
     P.O. Box 887
     Chatham, Virginia   24531

with a copy to:

     Cortney S. LeNeave, Esq.
     Hunegs, Stone, Koenig & LeNeave
     1650 International Centre
     900 Second Avenue South
     Minneapolis, Minnesota   55402

     18. ATTORNEY'S FEES. In any action concerning the performance or enforcement of the terms of this Settlement Agreement, the prevailing party shall be entitled to an award of costs and reasonable attorney's fees.

     WITNESS the hands of van Haaften and Winners' duly authorized representative as of the day and year first above written.

                                    WINNERS ENTERTAINMENT, INC.

                                    By:  /s/ Edson R. Arneault
                                       -----------------------------------------
                                         Edson R. Arneault, President

                                    By:  /s/ Dorothy van Haaften
                                       -----------------------------------------
                                         Dorothy van Haaften